Exhibit 10.1
Indemnification Agreements
The following current directors and officers are parties to Indemnification Agreements with K-Tron International, Inc. consistent in all material respects with the Form of Indemnification Agreement which is filed as Exhibit 10.11 to our annual report on Form 10-K for the year ended January 1, 2000 except for the director or officer who is a party thereto and the date of execution:
Kevin C. Bowen
Edward B. Cloues, II
Norman Cohen
Robert A. Engel
Lukas Guenthardt
Edward T. Hurd
Richard J. Pinola
Robert E. Wisniewski